UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2016

Adeptus Health Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36520	46-5037387
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2941 Lake Vista Drive
Lewisville, Texas	75067
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 899-6666

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on November 8, 2016, Gregory W. Scott was appointed interim Chief Executive Officer of Adeptus Health, Inc. (the “Company”), following the resignation of Thomas S. Hall. On November 22, 2016, the Company and Mr. Scott entered into a letter agreement (the “Offer Letter”) providing for Mr. Scott’s service as the Company’s interim Chief Executive Officer, effective November 7, 2016. The Offer Letter provides, among other things, that as compensation for his services as interim Chief Executive Officer, Mr. Scott will receive a monthly salary of $100,000, paid bi-weekly per the Company’s payroll practices, subject to standard payroll deductions and withholdings. Mr. Scott also received a grant of 35,377 shares of the Company’s restricted stock pursuant to the Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan (the “Plan”) on November 7, 2016 vesting over a three-year period, subject to continued employment.  The restricted stock will become fully vested upon the appointment of a permanent Chief Executive Officer replacing Mr. Scott as interim Chief Executive Officer.

On November 22, 2016, the Company and Frank R. Williams Jr., the Company’s Chief Financial Officer, entered into an amendment to the employment agreement between Mr. Williams and the Company dated July 28, 2016 (the “Amendment”). The Amendment increases the annual base salary for Mr. Williams from $475,000 to $525,000. Mr. Williams also received an additional grant of 117,924 shares of the Company’s restricted stock pursuant to the Plan on November 7, 2016 vesting over a three-year period, subject to continued employment. The Amendment provides that in the event Mr. William’s employment is terminated by the Company without “Cause,” as defined in the Employment Agreement, within twelve months following the appointment of a permanent Chief Executive Officer, the Severance Period as defined in the Employment Agreement will be increased from 12 months to 24 months and the grant of restricted stock received on November 7, 2016 will be subject to accelerated vesting.

The foregoing are summary descriptions of certain terms of the Offer Letter and the Amendment and do not purport to be complete, and they are qualified in their entirety by reference to the full text of the Offer Letter and the Amendment, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Offer Letter dated November 21, 2016 by and between Adeptus Health, Inc., and Gregory W. Scott
10.2	First Amendment to Employment Agreement dated November 22, 2016, by and between Adeptus Health, Inc., and Frank R. Williams, Jr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adeptus Health Inc.
(Registrant)

	By:	/s/ Timothy M. Mueller
	Name:	Timothy M. Mueller
	Title:	Senior Vice President and General Counsel

November 23, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Offer Letter dated November 21, 2016 by and between Adeptus Health, Inc., and Gregory W. Scott
10.2	First Amendment to Employment Agreement dated November 22, 2016, by and between Adeptus Health, Inc., and Frank R. Williams, Jr.